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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)     MARCH 28, 2007
                                                           --------------


                       AMERICAN REAL ESTATE PARTNERS, L.P.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                        1-9516                  13-3398766
        --------                        ------                  ----------
(State of Incorporation)             (Commission             (I.R.S. Employer
                                     File Number)           Identification No.)


                          767 FIFTH AVENUE, SUITE 4700
                            NEW YORK, NEW YORK 10153
                            ------------------------
               (Address of principal executive offices)(Zip code)

                                 (212) 702-4300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Hillel Moerman delivered notice of his resignation as the Chief Financial Officer and Chief Accounting Officer of American Real Estate Partners, L.P. (the "Company") on March 28, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Rather, Mr. Moerman received an offer to serve at another company. The Company did not make a counter-offer. On April 2, 2007, the board of directors of the Company appointed Andrew R. Skobe the interim Chief Financial Officer and Chief Accounting Officer, effective as of April 2, 2007. It is anticipated that Mr. Moerman will stay with the Company for the next few weeks to facilitate a smooth transition. The primary occupation of Mr. Skobe, 42, is Treasurer of American Property Investors, Inc., the General Partner of the Company ("API"). Mr. Skobe has served as Treasurer of API since August 2006. From January 2006 until August 2006, Mr. Skobe held the position of Treasury Director for API. Prior to that time, from 2002, Mr. Skobe was Vice President and Treasurer for the Columbia House Company. From 2001 to 2002, he was a Financial Consultant for Parsons Consulting and before that he was Chief Financial Officer and Director of Raging Knowledge, a privately held software company. Mr. Skobe has also held senior financial positions at the Dun & Bradstreet Corporation, Marvel Entertainment Group, Inc., General Motors, and Manufacturers Hanover. Mr. Skobe has an MBA in accounting and finance from Columbia University and a BA in economics from Boston University.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN REAL ESTATE PARTNERS, L.P.
                                       -----------------------------------
                                                (Registrant)


Date:  April 2, 2007                   By:  AMERICAN PROPERTY
                                            INVESTORS, INC., its General Partner

                                                 By: /s/ Keith A Meister
                                                     ---------------------------
                                                     Keith A. Meister
                                                     Principal Executive Officer